              As filed with the Securities and Exchange Commission

                             on December 22, 2000

                            Securities Act File No.

________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /   x   /
                                                                -------

  Pre-Effective Amendment No. /____/          Post-Effective Amendment No./____/

                    KEMPER U.S. GOVERNMENT SECURITIES FUND
              (Exact Name of Registrant as Specified in Charter)

              222 South Riverside Plaza, Chicago, Illinois  60606
              (Address of Principal Executive Offices) (Zip Code)

                               Philip J. Collora
                    Kemper U.S. Government Securities Fund
                           222 South Riverside Plaza
                           Chicago, Illinois  60606
                    (Name and Address of Agent for Service)

                                (312) 781-1121
                 (Registrant's Area Code and Telephone Number)

                                with copies to:

          Caroline Pearson, Esq.              Joseph R. Fleming, Esq.
          Scudder Kemper Investments, Inc.    Dechert
          Two International Place             Ten Post Office Square - South
          Boston, MA 02110-4103               Boston, MA  02109-4603

                 Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement is declared effective.


                     Title of Securities Being Registered:
               Shares of Beneficial Interest (without par value) of Kemper U.S. Government Securities Fund, a series of the Registrant

________________________________________________________________________________

   It is proposed that this filing will become effective on January 21, 2001 pursuant to Rule 488 under the Securities Act of 1933.

________________________________________________________________________________

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                    PART A

            INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER U.S. MORTGAGE FUND

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper U.S. Mortgage Fund (the "Fund"), a series of Kemper Portfolios (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

     Proposal 1:    To elect Trustees of the Trust.
     Proposal 2:    To approve an Agreement and Plan of Reorganization for the
                    Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund
                    would be transferred to Kemper U.S. Government Securities
                    Fund, (ii) each shareholder of the Fund would receive shares of Kemper U.S. Government Securities Fund of a corresponding class to those held by the shareholder in the Fund in an
                    amount equal to the value of their holdings in the Fund, and
                    (iii) the Fund would then be terminated.
     Proposal 3:    To ratify the selection of Ernst & Young LLP as the
                    independent auditors for the Fund for the Fund's current fiscal year.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                 By Order of the Board,

                                 /s/ Philip J. Collora

                                 Philip J. Collora
                                 Secretary
March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................................... __

PROPOSAL 1:  ELECTION OF TRUSTEES.............................................. __

PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.................. __

             SYNOPSIS.......................................................... __

             PRINCIPAL RISK FACTORS............................................ __

             THE PROPOSED TRANSACTION.......................................... __

PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
             AUDITORS.......................................................... __

ADDITIONAL INFORMATION......................................................... __

                           PROXY STATEMENT/PROSPECTUS
                                March [ ], 2001
                  Relating to the acquisition of the assets of
                           KEMPER U.S. MORTGAGE FUND,
                              a separate series of
                    KEMPER PORTFOLIOS (the "Acquired Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois  60606
                               (800) [      ]
                           --------------------------

            by and in exchange for shares of beneficial interest of
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                           222 South Riverside Plaza
                            Chicago, Illinois  60606
                               (800) [      ]

                           --------------------------

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Kemper U.S. Mortgage Fund (the "Fund") in connection with three proposals. Proposal 1 describes the election of Trustees and Proposal 3 proposes the ratification of the selection of the Fund's auditors.

     In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper U.S. Government Securities Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Kemper U.S. Government Securities Fund and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper U.S. Government Securities Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, shareholders of the Fund will become shareholders of Kemper U.S. Government Securities Fund and will receive shares of Kemper U.S. Government Securities Fund in an amount equal to the value of their holdings in the Fund as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about May 28, 2001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Proposals 1 and 2 arise out of a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), the investment manager of both the Fund and Kemper U.S. Government Securities Fund, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. Scudder Kemper seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. In addition, Scudder Kemper anticipates changing its name to "Zurich Scudder Investments, Inc." Scudder Kemper believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders.

          The Fund is a diversified series of shares of beneficial interest of the Acquired Trust. The Acquired Trust is an open-end management investment company organized as a Massachusetts business trust. Kemper U.S. Government Securities Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper U.S. Government Securities Fund (the "Acquiring Trust"), an open-end management investment company organized as a Massachusetts business trust.

          In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Fund or Kemper U.S. Government Securities Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund") although all actions are actually taken by the Acquired Trust or by the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

          This Proxy Statement/Prospectus sets forth concisely the information about Kemper U.S. Government Securities Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Kemper U.S. Government Securities Fund, see Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

          Also incorporated herein by reference is Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper U.S. Government Securities Fund at the telephone number or address listed above. A Statement of Additional Information, dated March [ ], 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper U.S. Government Securities Fund at the telephone number or address listed above. Shareholder inquiries regarding Kemper U.S. Government Securities Fund and the
Fund may be made by calling (800) [            ].  The information contained in
this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

          The Board of Trustees that oversees the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 15, 2001, at Scudder Kemper's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of

Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

          The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

          At the Meeting, shareholders will be asked to elect eleven individuals to constitute the Board of Trustees of the Acquired Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposal 2, is not approved by shareholders. Shareholders of the Acquiring Trust are being asked to approve the same slate of eleven individuals who, if approved by the Acquiring Trust's shareholders, will oversee the combined fund if the Reorganization is approved (see Proposal 2).

          As discussed further below, Scudder Kemper commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of Kemper Funds proposed to consolidate into a single board. The eleven individuals who have been nominated for election as Trustees of the Acquired Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Acquired Trust and three of the nominees are currently trustees or directors of other Kemper Funds. One of the nominees, although not currently a trustee or director of any Kemper Fund, is a senior executive officer of Scudder Kemper. These eleven nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and Scudder Kemper.

          The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

--------------------------------------------------------------------------------
Name (Date of Birth), Principal Occupation and Affiliations     Year First
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                               Became a Board
                                                                   Member
------------------------------------------------------------------------------

 John W. Ballantine (2/16/46),/(1)/ Retired; formerly, First        1999
 Chicago NBD Corporation/The First National Bank of
 Chicago: 1996-1998 Executive Vice President and Chief Risk
 Management Officer; 1995-1996 Executive Vice President and
 Head of International Banking.
------------------------------------------------------------------------------

 Lewis A. Burnham (1/8/33),/(1)/ Retired; formerly, Partner,        1982
 Business Resources Group; formerly, Executive Vice
 President, Anchor Glass Container Corporation.
------------------------------------------------------------------------------

 Linda C. Coughlin (1/1/52),*/(2)/ Managing Director, Scudder       2000
 Kemper.
------------------------------------------------------------------------------

 Donald L. Dunaway (3/8/37),/(1)/ Retired; formerly, Executive      1982
 Vice President, A.O. Smith Corporation (diversified
 manufacturer).
------------------------------------------------------------------------------

 James R. Edgar (7/22/46),/(3)/ Distinguished Fellow,             Nominee
 University of Illinois Institute of Government and Public
 Affairs; Director, Kemper Insurance Companies (not
 affiliated with the Kemper Funds); formerly, Governor,
 State of Illinois.
------------------------------------------------------------------------------

 William F. Glavin (8/30/58),* Managing Director, Scudder         Nominee
 Kemper.
------------------------------------------------------------------------------

 Robert B. Hoffman (12/11/36),/(1)/ Retired; formerly,             1982
 Chairman, Harnischfeger Industries, Inc.  (machinery for
 the mining and paper industries); formerly, Vice Chairman
 and Chief Financial Officer, Monsanto Company
 (agricultural, pharmaceutical and nutritional/food
 products); formerly, Vice President, Head of International
 Operations, FMC Corporation (manufacturer of machinery and
 chemicals); Director, Harnischfeger Industries, Inc.
------------------------------------------------------------------------------

 Shirley D. Peterson (9/3/41),/(1)/ Retired; formerly,             1995
 President, Hood College; formerly, Partner, Steptoe &
 Johnson (attorneys); prior thereto, Commissioner, Internal
 Revenue Service; prior thereto, Assistant Attorney General
 (Tax), U.S. Department of Justice; Director, Bethlehem
 Steel Corp.
------------------------------------------------------------------------------

 Fred B. Renwick (2/1/30),/(3)/ Professor of Finance, New York    Nominee
 University, Stern School of Business; Director, the
 Wartburg Foundation; Chairman, Investment Committee of
 Morehouse College Board of Trustees; Director, American
 Bible Society Investment Committee; previously member of
 the Investment Committee of Atlanta University Board of
 Trustees; formerly
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
 Director of Board of Pensions Evangelical Lutheran
 Church in America.
------------------------------------------------------------------------------
 William P. Sommers (7/22/33),/(1)/ Consultant and Director,
 SRI Consulting; prior thereto, President and Chief               1982
 Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar,
 Inc. and Litton Industries.

------------------------------------------------------------------------------

 John G. Weithers (8/8/33),/(3)/ Formerly, Chairman of the        Nominee
 Board and Chief Executive Officer, Chicago Stock Exchange;
 Director, Federal Life Insurance Company; President of the
 Members of the Corporation and Trustee, DePaul University.
------------------------------------------------------------------------------

* Interested person of the Acquired Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
/(1)/ Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by Scudder Kemper.
/(2)/ Ms. Coughlin serves as a board member of 52 investment companies with 97 portfolios managed by Scudder Kemper.
/(3)/ Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by Scudder Kemper.

Trustees Not Standing for Re-Election:

-------------------------------------------------------------------------------
                                                   Present Office with the Acquired Trust;
                                                     Principal Occupation or Employment
Name (Date of Birth)                                         and Directorships
-------------------                                          -----------------
-----------------------------------------------------------------------------------------------
Donald R. Jones (1/17/30)                       Trustee; Retired; Director, Motorola, Inc.
                                                (manufacturer of electronic equipment and
                                                components); formerly, Executive Vice
                                                President and Chief Financial Officer,
                                                Motorola, Inc.
-----------------------------------------------------------------------------------------------

Thomas W. Littauer (4/26/55)*                   Chairman, Trustee and Vice President;
                                                Managing Director, Scudder Kemper; formerly,
                                                Head of Broker Dealer Division of Putnam
                                                Investment Management; formerly, President of
                                                Client Management Services for Fidelity
                                                Investments.
-----------------------------------------------------------------------------------------------

*    Interested person of the Acquired Trust, as defined in the 1940 Act.

     Appendix 1 lists the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

     The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of two individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with Scudder Kemper and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, more than 75% will be Independent Trustees. The Independent Trustees have been selected and nominated solely by the current Independent Trustees of the Acquired Trust.

     The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

     Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

     The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

     The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The

Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Acquired Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John
W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

Officers

     The following persons are officers of the Acquired Trust:

---------------------------------------------------------------------------------------------------------
Name (Date of Birth)                Present Office with the Acquired     Year First Became an Officer/1/
--------------------                 Trust; Principal Occupation or      -------------------------------
                                               Employment
                                               ----------
---------------------------------------------------------------------------------------------------------
Mark S. Casady (9/21/60)             President; Managing Director,                    1998
                                     Scudder Kemper; formerly,
                                     Institutional sales Manager of an
                                     unaffiliated mutual fund
                                     distributor.
---------------------------------------------------------------------------------------------------------
Philip J. Collora (11/15/45)         Vice President and Secretary;                    1986
                                     Attorney, Senior Vice
                                     President, Scudder Kemper
---------------------------------------------------------------------------------------------------------
Thomas W. Littauer (4/26/55)         Vice President; Managing                         1998
                                     Director, Scudder Kemper, Head of
                                     Broker Dealer Division of an
                                     unaffiliated investment
                                     management firm during 1997;
                                     prior thereto, President of
                                     Client Management Services of an
                                     unaffiliated investment
                                     management firm from 1991 to 1996.
---------------------------------------------------------------------------------------------------------
Frank J. Rachwalski, Jr.             Vice President; Managing                         1984
 (3/26/45)                           Director, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (12/3/52)           Vice President; Managing                         1998
                                     Director, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Richard L. Vandenberg (11/16/49)     Vice President; Managing                         1997
                                     Director, Scudder Kemper;
                                     formerly, Executive Vice
                                     President and Senior Portfolio
---------------------------------------------------------------------------------------------------------

_____________________
/1/ The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other offices hold office as the Trustees permit in accordance with the By-laws of the Acquired Trust.

---------------------------------------------------------------------------------------------------------
                                     Manager with an unaffiliated
                                     investment management firm.
---------------------------------------------------------------------------------------------------------
Linda J. Wondrack (9/12/64)          Vice President; Senior Vice                      1998
                                     President, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
John R. Hebble (6/27/58)             Treasurer; Senior Vice President,                1998
                                     Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Brenda Lyons (2/21/63)               Assistant Treasurer; Senior Vice                 1998
                                     President, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Maureen E. Kane (2/14/62)            Assistant Secretary; Vice                        1998
                                     President, Scudder Kemper;
                                     formerly, Assistant Vice
                                     President of an unaffiliated
                                     investment management firm; prior
                                     thereto, Associate Staff Attorney
                                     of an unaffiliated investment
                                     management firm, and Associate,
                                     Peabody & Arnold (law firm).
---------------------------------------------------------------------------------------------------------
Caroline Pearson (4/1/62)            Assistant Secretary; Senior Vice                 1998
                                     President, Scudder Kemper;
                                     formerly, Associate, Dechert
                                     Price & Rhoads (law firm) from
                                     1989-1997.
---------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

     The Fund pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. Scudder Kemper supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

     To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with Scudder Kemper agreeing to bear one-half of the cost of such benefit, given that Scudder Kemper also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Acquired Trust who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Trustees who receive compensation from the Fund.

     Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

     Column (3) Total compensation received by each Trustee from funds advised by Scudder Kemper (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

---------------------------------------------------------------------------------------------------------

                                   Aggregate Compensation              Total Compensation From
Name of Trustee                    from Fund                           Fund Complex/(2)//(3)/
---------------------------------------------------------------------------------------------------------
John W. Ballantine                 $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
Lewis A. Burnham                   $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
Donald L. Dunaway/(1)/             $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
Robert B. Hoffman                  $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
Donald R. Jones                    $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
Shirley D. Peterson                $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------
William P. Sommers                 $  [     ]                          $  [     ]
---------------------------------------------------------------------------------------------------------

/(1)/ Includes deferred fees. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $_______.

/(2)/ Includes compensation for service on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds. Each trustee currently serves on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds.

/(3)/ Aggregate compensation does not reflect amounts paid to the Trustees for special meetings in connection with the Scudder Kemper restructuring initiative. Such amounts totaled $_______, $_______, $_______, $_______, $_______, $_______
and $_______ for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I.   SYNOPSIS

Introduction

     The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kemper

U.S. Government Securities Fund in exchange for Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and
(c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper U.S. Government Securities Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Kemper U.S. Government Securities Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

     Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvestment. Services provided to the Class A, Class B and Class C shareholders of Kemper U.S. Government Securities Fund following the Reorganization will be identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

     The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by Scudder Kemper has followed this pattern.

     As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered under the "Scudder" name. Scudder Kemper believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund shareholders. Scudder Kemper has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. Scudder Kemper believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

     Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, Scudder Kemper provides or pays for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administration agreement, transfers substantially all of the risk of increased costs to Scudder Kemper. Likewise, Scudder Kemper receives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, Scudder Kemper has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

     The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

     Since receiving Scudder Kemper's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

     In determining whether to recommend that the shareholders of the Fund approve the Reorganization, the Board of Trustees considered that:

     . The combined fund would be subject to the lower fee schedule of the two Funds' investment advisory agreements.

     . The fixed rate under the new Administration Agreement (after waivers) is expected to be equal to or less than the estimated current applicable operating expenses the Fund would otherwise pay.

     . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

     . Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A and Class B shares and a portion of the estimated costs of the Reorganization allocated to Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense rates within six months of completion of the Reorganization. Scudder Kemper agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

     For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

     . the Reorganization is in the best interests of the Fund and its shareholders; and

     . the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees unanimously recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

     This section will help you compare the investment objectives and policies of the Fund and Kemper U.S. Government Securities Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

     The investment objectives, policies and restrictions of the Funds are similar. Some differences do exist. The investment objective of Kemper U.S. Government Securities Fund is to seek high current income, liquidity and security of principal. The investment objective of the Fund is to seek to provide maximum current return from U.S. government securities. There can be no assurance that either Fund will achieve its investment objective.

     Kemper U.S. Government Securities Fund normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentalities. The Fund normally invests at least 65% of its total assets in mortgage-backed securities issued by the U.S. government, it agencies and instrumentalities. Kemper U.S. Government Securities Fund focuses on Ginnie Maes but may also invest in other mortgage-backed securities issued by government issuers and U.S. Treasuries. The Fund invests in securities issued by Ginnie Mae, Fannie Mae and Freddie Mac and may also invest in U.S. Treasury securities.

     Both Funds have the same portfolio management teams and are managed in a similar manner. In deciding which types of securities to buy and sell for Kemper U.S. Government Securities Fund, the Investment Manager first considers the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determines allocations for each. In deciding which types of securities to buy and sell for the Fund, the Investment Manager first considers the relative attractiveness of mortgage-backed securities compared to U.S. Treasuries and decides on allocations for each. The Investment Manager's decisions with respect to each Fund generally are based on a number of factors, including changes in supply and demand within the bond market and interest rate outlooks. The Investment Manager may adjust the duration (a measure of sensitivity to interest rate movements) of each Fund's portfolio, depending on its outlook for interest rates. Currently the average duration of each Fund's portfolio is approximately the same.

     In choosing individual bonds for each Fund, the Investment Manager reviews each bond's fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness. The securities in which each Fund primarily invests are generally considered to be among the very highest quality securities.

     The Funds' fundamental investment restrictions, as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restrictions (which may be changed by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical, except that Kemper U.S. Government Securities Fund may not lend portfolio securities in an amount greater than 5% of its total assets, while the Fund may not lend portfolio securities in an amount greater than one third of its total assets. Investors should refer to each Fund's statement of additional information for more detailed description of the Fund's investment policies and restrictions.

Portfolio Turnover

     The portfolio turnover rate for Kemper U.S. Government Securities Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2000 was 199%. The portfolio turnover rate for the Fund for the fiscal year ended September 30, 2000 was 221%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

     The portfolio characteristics of the combined Fund after the Reorganization will reflect the blended characteristics of the Fund and Kemper U.S. Government Securities Fund. The following characteristics are as of ____, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorganization as of that same date.

--------------------------------------------------------------------------------------------------------
                 Yield(1)       Avg.        Avg.                     Portfolio Composition
                               Maturity    Duration
                              (Years)(2)  (Years)(2)
                                                     ---------------------------------------------------
                                                       % in GNMA   % in FNMA/     % in     % in Cash
                                                                     FHLMC     Treasuries
--------------------------------------------------------------------------------------------------------
 Fund

 Kemper U.S.
 Government
 Securities Fund

 Pro Forma
 (Combined)
--------------------------------------------------------------------------------------------------------

(1) The yield provided for the Fund represents the yield for its Class A shares and the yield provided for Kemper U.S. Government Securities Fund represents the yield for its Class [A] shares, for the 30 days ended ____________, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class [A] shares of Kemper U.S. Government Securities Fund, the maximum offering price was calculated using the up-front sales charge [and the current expense ratio] applicable to the Fund's Class A shares. The pro forma yield reflects the Class A shares up-front sales charge and estimated expense ratio of the combined Fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.

(2) Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five (5) years is expected to experience a price decrease of roughly five percent (5%) for each percent increase in interest rates while a comparable Fund with a duration of four (4) years is expected to experience a price decrease of roughly four percent (4%) for the same change in interest rates.

(3) Reflects the blended characteristics of the Fund and Kemper U.S. Government Securities Fund as of ______________, 2000.

Performance

     The following table shows how the returns of the Fund and Kemper U.S. Government Securities Fund over different periods average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                [Insert Table]

     For management's discussion of Kemper U.S. Government Securities Fund's performance for the fiscal year ended October 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

     Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

     Pursuant to separate contracts, both Funds pay the Investment Manager a graduated investment management fee, although the fee rates differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of October 31, 2000, Kemper U.S. Government Securities Fund had total net assets of $2,576,510,811. For the fiscal year ended October 31, 2000, Kemper U.S. Government Securities Fund paid the Investment Manager a fee of 0.42% of its average daily net assets. As of September 30, 2000, the Fund had total net assets of $1,472,294,592. For the fiscal year ended September 30, 2000, the Fund paid the Investment Manager a fee of 0.52% of its average daily net assets. Based upon each Fund's average net assets for the twelve months ended September 30, 2000, the effective advisory fee rate for Kemper U.S. Government Securities Fund after the Reorganization would be 0.41% of average daily net assets.

     The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Kemper U.S. Government Securities Fund. Currently the fee schedules for the Fund and Kemper U.S. Government Securities Fund are as follows:

--------------------------------------------------------------------------------
                     Fund                 Kemper U.S. Government Securities Fund
--------------------------------------------------------------------------------
Average Daily Net Assets       Fee Rate   Average Daily Net Assets      Fee Rate
------------------------       --------   ------------------------      --------
First $250 million             0.55%      First $250 million            0.45%
$250 million - $1 billion      0.52%      $250 million - $1 billion     0.43%
$1 billion - $2.5 billion      0.50%      $1 billion - $2.5 billion     0.41%
$2.5 billion - $5 billion      0.48%      $2.5 billion - $5 billion     0.40%
$5 billion - $7.5 billion      0.45%      $5 billion - $7.5 billion     0.38%
$7.5 billion - $10 billion     0.43%      $7.5 billion - $10 billion    0.36%
$10 billion - $12.5 billion    0.41%      $10 billion - $12.5 billion   0.34%
Over $12.5 billion             0.40%      Over $12.5 billion            0.32%
--------------------------------------------------------------------------------

Administrative Fee

     On the date of Closing, Kemper U.S. Government Securities Fund will enter into an administration agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by Kemper U.S. Government Securities Fund (other than those provided by Scudder Kemper under its investment management agreement with that Fund) in exchange for the payment by Kemper U.S. Government Securities Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.200%, 0.250% and 0.175% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively (after giving effect to a contractual waiver for Class A, Class B and Class C shares of 0.125%, 0.125% and 0.175%, respectively). In addition, Scudder Kemper has agreed to waive an additional 0.004% of the Administrative Fee for Class A shares of Kemper U.S. Government Securities Fund for a period of one year following the date of the Closing. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current services agreement and underwriting and distribution services agreement with Kemper U.S. Government Securities Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Kemper U.S. Government Securities Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

     Various service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to Kemper U.S. Government Securities Fund pursuant to separate agreements. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for Kemper U.S. Government Securities Fund and maintains its accounting records. State Street Bank and Trust Company ("State Street") is the transfer agent and dividend-paying agent for the Kemper U.S. Government Securities Fund. Pursuant to a services agreement with State Street, Kemper Service Company, an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of such Fund, and as such, performs all of State Street's duties as transfer agent and dividend paying agent. As custodian, State Street holds the portfolio securities of Kemper U.S. Government Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper U.S. Government Securities Fund.

     Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper U.S. Government Securities Fund described above, except that Scudder Kemper will pay these entities for the provision of their services to Kemper U.S. Government Securities Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper U.S. Government Securities Fund will pay Scudder Kemper the Administrative Fee.

     The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Kemper U.S. Government Securities Fund. The fee payable by Kemper U.S. Government Securities Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from Kemper U.S. Government Securities Fund's custodian for cash balances.

     Certain expenses of Kemper U.S. Government Securities Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Kemper U.S. Government Securities Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper. In addition, it will pay the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Service Fees" below.

Comparison of Expenses

     The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of Class A and Class B of Kemper U.S. Government Securities Fund following the Reorganization will be lower than the current expense ratio of the comparable class of the Fund. In addition, the expense ratio of Class C of Kemper U.S. Government Securities Fund is expected to be lower, after giving effect to expense waivers, than the current expense ratio of Class C of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                              Kemper U.S.
                                                                              Government
                                                                              Securities              Pro Forma
                                                           Fund                  Fund                Combined(1)
                                                           ----                  ----                --------
Shareholder Fees
----------------
Maximum Sales Charge (Load) Imposed on Purchases           4.50%                4.50%                  4.50%
(as % of offering price)

Maximum Contingent Deferred Sales Charge (Load)            None                 None                   None
(as % of redemption proceeds)(2)

Maximum Deferred Sales Charge (Load) imposed on            None                 None                   None
reinvested dividends

Redemption Fee (as a percentage of amount                  None                 None                   None
redeemed, if applicable)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------

Management Fees                                           0.52%                0.42%                  0.41%

Rule 12b-1/ASF Fees                                       0.24%                0.22%                  0.22%

Other Expenses                                   0.21%          0.18%            0.33%

Total Annual Fund Operating Expenses             0.97%          0.82%            0.96%

Expense Waiver                                     --             --             0.13%

Net Annual Fund Operating Expenses               0.97%          0.82%            0.83%(4)

Expense Example of Total Operating
----------------------------------
Expenses at the End of the Period(3)
---------------------------------

One Year                                       $  545         $  530           $  531

Three Years                                    $  745         $  700           $  730

Five Years                                     $  962         $  885           $  945

Ten Years                                      $1,586         $1,418           $1,564

  ________________
Notes to Expense Comparison Table:
----------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of the Administration Agreement.
(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for shares sold during the first year after purchase and .50% for the second year after purchase.
(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.
(4) By contract, Scudder Kemper has agreed to waive 0.125% of the Administrative Fee for Class A shares until September 30, 2003, the initial term of the Administration Agreement. In addition, Scudder Kemper has agreed to waive an additional 0.004% of the Administrative Fee for Class A shares for a period of one year following the date of the Closing.

                           Expense Comparison Table
                                Class B Shares

                                                                             Kemper U.S.
                                                                             Government
                                                                             Securities            Pro Forma
                                                            Fund                 Fund             Combined(1)
                                                            ----                 ----             --------
Shareholder Fees
----------------
Maximum Sales Charge (Load) Imposed on                      None                 None                   None
Purchases (as % of offering price)

Maximum Contingent Deferred Sales Charge                   4.00%                4.00%                  4.00%
(Load) (as % of redemption proceeds)(2)

Maximum Deferred Sales Charge (Load)                        None                 None                   None
imposed on reinvested dividends

Redemption Fee (as a percentage of amount                   None                 None                   None
redeemed, if applicable)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------

Management Fees                                             .52%                 .42%                   .41%

Rule 12b-1/ASF Fees                                        1.00%                1.00%                  1.00%

Other Expenses                                             0.32%                0.35%                  0.38%

Total Annual Fund Operating Expenses                       1.84%                1.77%                  1.79%

Expense Waiver                                               --                   --                   0.13%

Net Annual Fund Operating Expenses                         1.84%                1.77%                  1.66%(4)

Expense Example of Total Operating
----------------------------------
Expenses Assuming Redemption at the
-----------------------------------
End of the Period(3)
-----------------
One Year                                                 $  587               $  580                 $  569

Three Years                                              $  879               $  857                 $  851

Five Years                                               $1,195               $1,159                 $1,158

Ten Years                                                $1,721               $1,601                 $1,674

Expense Example of Total Operating
----------------------------------
Expenses Assuming No Redemption at the
--------------------------------------
End of the Period(3)
-----------------

One Year                                                 $  187               $  180                 $  169

Three Years                                              $  579               $  557                 $  551

Five Years                                               $  995               $  959                 $  958

Ten Years                                                $1,721               $1,601                 $1,674

  ___________
Notes to Expense Comparison Table:
----------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of the Administration Agreement.

(2) Contingent deferred sales charges on Class B shares during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase.
(4) By contract, Scudder Kemper has agreed to waive 0.125% of the Administrative Fee for Class B shares until September 30, 2003, the initial term of the Administration Agreement.

                            Expense Comparison Table
                                 Class C Shares

                                                                         Kemper U.S.
                                                                         Government
                                                                         Securities              Pro Forma
                                                           Fund             Fund                Combined(1)
                                                           ----             ----                --------
Shareholder Fees
----------------
Maximum Sales Charge (Load) Imposed on Purchases           None              None                   None
 (as % of offering price)

Maximum Contingent Deferred Sales Charge (Load)            1.00%             1.00%                  1.00%
 (as % of redemption proceeds)(2)

Maximum Deferred Sales Charge (Load) imposed on            None              None                   None
 reinvested dividends

Redemption Fee (as a percentage of amount                  None              None                   None
 redeemed, if applicable)

Annual Fund Operating Expenses (unaudited)
------------------------------
(as a % of average net assets)
------------------------------
Management Fees                                             .52%              .42%                   .41%

Rule 12b-1/ASF Fees                                        1.00%             1.00%                  1.00%

Other Expenses                                             0.09%             0.25%                  0.35%

Total Annual Fund Operating Expenses                       1.61%             1.67%                  1.76%

Expense Waiver                                               --                --                   0.18%

Net Annual Fund Operating Expenses                         1.61%             1.67%                  1.58%(4)

Expense Example of Total Operating
----------------------------------
Expenses Assuming Redemption at the End of
------------------------------------------
the Period(3)
----------

One Year                                     $  264       $  270        $  261

Three Years                                  $  508       $  526        $  537

Five Years                                   $  876       $  907        $  937

Ten Years                                    $1,911       $1,976        $2,058

Expense Example of Total Operating
----------------------------------
Expenses Assuming No Redemption at the
--------------------------------------
End of the Period(3)
-----------------

One Year                                     $  164       $  170        $  161

Three Years                                  $  508       $  526        $  537

Five Years                                   $  876       $  907        $  937

Ten Years                                    $1,911       $1,976        $2,058

  ___________
Notes to Expense Comparison Table:
----------------------------------

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization, including the implementation of the Administration Agreement.
(2) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.
(4) By contract, Scudder Kemper has agreed to waive 0.175% of the Administrative Fee for Class C shares until September 30, 2003, the initial term of the Administration Agreement.

Financial Highlights

     The financial highlights table for Kemper U.S. Government Securities Fund, which is intended to help you understand Kemper U.S. Government Securities Fund's financial performance for the past five years, is included in Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, which is included in the materials that have been provided to you with this document.

Distribution and Services Fees

     Pursuant to an underwriting and distribution services agreement with Kemper U.S. Government Securities Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, will act as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and will act as agent of the Fund in the continuing offer of such shares. Kemper U.S. Government Securities Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Kemper

U.S. Government Securities Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Kemper U.S. Government Securities Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the services agreement described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the services agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the services agreement are "distribution" services, the distribution plans for Kemper U.S. Government Securities Fund authorize the payment of the services fee. The fact that the services fee is authorized by Kemper U.S. Government Securities Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

     Pursuant to the services agreement with Kemper U.S. Government Securities Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Kemper U.S. Government Securities Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges, and Redemptions

     Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges, and redemptions of Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund are identical to those of the Fund. Shares of Kemper U.S. Government Securities Fund are exchangeable for shares of the same class of most other open-end funds advised by Scudder Kemper offering such shares.

     Corresponding classes of shares of Kemper U.S. Government Securities Fund have identical sales charges to those of the Fund. Kemper U.S. Government Securities Fund has a maximum initial sales charge of 4.50% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within 2 years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

     Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Kemper U.S. Government Securities Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Kemper U.S. Government Securities Fund received in the

Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

     Services available to shareholders of Class A, Class B and Class C shares of Kemper U.S. Government Securities Fund will be identical to those available to shareholders of the corresponding classes of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, and exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Kemper U.S. Government Securities Fund's prospectus for additional information.

Dividends and Other Distributions

     Each Fund intends to declare dividends from its net investment income and distribute them monthly. Each Fund intends to distribute net realized long-term capital gains in December, or otherwise as needed. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. For retirement plans, reinvestment is the only option.

     If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

     Officers.

          The officers of the Fund and Kemper U.S. Government Securities Fund are nearly identical, with the one exception being that Frank J. Rachwalski is not an officer of Kemper U.S. Government Securities Fund. (See Proposal 1 and the Statement of Additional Information for further information.)

     Fiscal Year.

          The Fund's fiscal year-end is September 30. Kemper U.S. Government Securities Fund's fiscal year-end is October 31.

Tax Consequences

     As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                    *               *               *

     The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.  PRINCIPAL RISK FACTORS

     Because of their similar investment objectives, policies and strategies, the principal risks presented by Kemper U.S. Government Securities Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, risk associated with interest rates, risk associated with credit quality and management risk (i.e., securities selection by the Investment Manager). An increase in a Fund's duration would make the Fund more sensitive to interest rate risk. In addition, if interest rates drop significantly, holders of mortgages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing a Fund, to the extent that it invests in mortgage-backed securities, to reinvest in securities that pay lower interest rates. Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

     For a further discussion of the investment techniques and risk factors applicable to Kemper U.S. Mortgage Fund and the Fund, see "Investment Objectives, Policies and Restrictions of the Funds" herein, and the prospectuses and statements of additional information for the Funds.

III. THE PROPOSED TRANSACTION

Description of the Plan

     As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Fund to Kemper U.S. Government Securities Fund in exchange for that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Kemper U.S. Government Securities Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper U.S. Government Securities Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Kemper U.S. Government Securities Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

     Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption requests received after and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Kemper U.S. Government Securities Fund received by the shareholder in connection with the Reorganization.

     The obligations of each Trust on behalf of the respective Funds under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by _____ __, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper U.S. Government Securities Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

     As discussed above, the Reorganization is part of a Scudder Kemper initiative that is intended to restructure and streamline the management and operations of the funds Scudder Kemper advises. Scudder Kemper first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis--Background of the Reorganization" above. This initiative includes five major components:

     (i) A change in branding to offer virtually all funds advised by Scudder Kemper under the Scudder Investments name, with a concentration on intermediary distribution;

     (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

     (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

     (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

     (v) The consolidation of certain boards overseeing funds advised by Scudder Kemper.

     The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals.

     Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

     On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain related proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

     In determining whether to recommend that the shareholders of the Fund approve the Reorganization, the Board of Trustees considered that:

     . The combined fund would be subject to the lower fee schedule of the two Funds' investment advisory agreements.

     . The fixed rate under the new Administration Agreement (after waivers) is expected to be equal to or less than the estimated current applicable operating expenses the Fund would otherwise pay.

     . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

     . Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A and Class B shares and a portion of the estimated costs of the Reorganization allocated to Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense rates within six months of completion of the Reorganization. Scudder Kemper agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

     As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kemper U.S. Government Securities Fund after the Reorganization, and between the estimated operating expenses of Kemper U.S. Government Securities Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Kemper U.S. Government Securities Fund to attract additional assets; and (f) the investment performance of each Fund.

     As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

          Costs. The anticipated costs of the Reorganization allocable to the Fund are $674,120, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares and Class B shares of the Fund will pay $611,440 and $60,226, respectively, which represents 100% of the estimated costs allocable to such classes. Class C shares will pay a portion of their allocable costs of the Reorganization, or $1,561 out of $2,454 (63.6%). Scudder Kemper is bearing the remaining costs , including any cost overruns (except that Kemper U.S. Government Securities Fund is bearing the SEC and state registration and notice fees which are estimated to be $_________).

          The costs of the Reorganization borne by the Fund have been (or will soon be) expensed, resulting in a reduction of net asset value per share of $0.0028 for Class A shares, $0.0054 for Class B shares and
          $0.0035 for Class C shares, based on [     ], 2000 net assets of the
          Fund. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Reorganization within six months after the Closing.

          Portfolio Transaction Costs. To consider the potential costs of any necessary rebalancing of the Fund's portfolio as a result of the Reorganization, the Independent Trustees asked for, and Scudder Kemper provided, an estimate of the expected turnover of the securities of the Fund, as a percentage of the assets of the combined Fund, as a result of the Reorganization. Scudder Kemper estimated that such turnover would be 0%, resulting in transaction costs of less than $0.01 per share of the Fund, which the Trustees considered immaterial.

          Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "Federal Income Tax Consequences" below), there are differences in the Funds' realized or unrealized capital gains or losses and capital loss carry forwards,
          which at [      ], 200[ ] were as follows (although they may differ at
          the time of the Closing):

                            [Charts to be inserted]

          As noted above, under the terms of the Plan, shareholders of the Fund will receive shares of Kemper U.S. Government Securities Fund in an amount equal to the relative net asset value of their Fund shares. The

          Trustees considered whether an adjustment in this formula should be made for the above tax differentials. The Trustees determined that no adjustment should be made because the potential tax consequences were not material, quantifiable or predictable because of (1) uncertainties as to the amounts of any actual future realization of capital gains or losses in view of future changes in portfolio values, (2) the exemption of some shareholders from federal income taxation, and (3) the differing consequences of federal and various other income taxation upon a distribution received by each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to the shareholder. Shareholders should, however, review their own tax situation to determine what effect, if any, these potential tax differences may have on them.

     The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal.

     Based on all the foregoing, the Board concluded that the Fund's participation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

     Kemper U.S. Government Securities Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, without par value. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series, but have not currently created separate series. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the Acquiring Trust and/or any series of the Acquiring Trust into classes. The shares of Kemper U.S. Government Securities Fund are currently divided into four classes, Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

     Each share of each class of Kemper U.S. Government Securities Fund represents an interest in Kemper U.S. Government Securities Fund that is equal to and proportionate with each other share of that class of Kemper U.S. Government Securities Fund. Kemper U.S. Government Securities Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Kemper U.S. Government Securities Fund.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Kemper U.S. Government Securities Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper U.S. Government Securities Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Kemper U.S. Government Securities Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper U.S. Government Securities Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper U.S. Government Securities Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Kemper U.S. Government Securities Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Kemper U.S. Government Securities Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

     After the Closing, Kemper U.S. Government Securities Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

     While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issuance of shares of Kemper U.S. Government Securities Fund will be passed on by Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109.

Capitalization

     The following table shows on an unaudited basis the capitalization of Kemper U.S. Government Securities Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(1):


                                       Kemper U.S.
                                  Government Securities                          Pro Forma               Pro Forma
                                           Fund                 Fund            Adjustments               Combined

Net Assets
Class A Shares                       $2,417,741,463        $1,404,854,786               /(3)/      $         3,822,596,249
Class B Shares                       $  118,154,286        $   64,343,296               /(4)/      $           182,497,582
Class C Shares                       $   34,530,940        $    3,096,510               /(5)/      $            37,627,450
Class I Shares                       $    3,765,603                     -               /(6)/      $             3,765,603
                                     --------------        --------------                          -----------------------
Total Net Assets                     $2,574,192,292        $1,472,294,592                          $         4,046,486,884 /(2)/
                                     ==============        ==============                          =======================
Shares Outstanding
Class A Shares                          289,737,753           290,192,265       (40,744,449)                   458,185,569
Class B Shares                           14,180,274             9,558,602        (1,834,217)                    21,904,559
Class C Shares                            4,130,643               460,995           (90,599)                     4,501,039
Class I Shares                              451,186                     -                                          451,186
Net Asset Value per Share
Class A Shares                       $         8.34        $         6.71                          $                  8.34
Class B Shares                       $         8.33        $         6.73                          $                  8.33
Class C Shares                       $         8.36        $         6.71                          $                  8.36
Class I Shares                       $         8.35                                                $                  8.35

(1) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of the Kemper U.S. Government Securities Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Kemper U.S. Government Securities Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from implementation of an administrative fee for Kemper U.S. Government Securities Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $[0] and $[611,440] to be borne by Class A Shares of Kemper U.S. Government Securities Fund and the Fund, respectively.

(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $[3,559] and $[60,226] to be borne by Class B Shares of Kemper U.S. Government Securities Fund and the Fund, respectively.

(5) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $[354] and $[1,561] to be borne by Class C Shares of Kemper U.S. Government Securities Fund and the Fund, respectively.

(6) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $[84] to be borne by Class I Shares of Kemper U.S. Government Securities Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal 2.

    PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                   AUDITORS

     The Board of Trustees, including all of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

     Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103,
or by calling 1-800-[    ].

     The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices:
Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

General

     Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. See "The Proposed Transaction - Board Approval of the Proposed Transaction." In addition to solicitation by mail, certain officers and representatives of the Acquired

Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Acquired Trust (for a trust-wide vote) or the Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such election. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

     Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the
Meeting.  As of February 5, 2001, there were [     ] Class A shares, [    ]
Class B shares and [    ] Class C shares of the Fund outstanding.

     [As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Kemper U.S. Government Securities Fund.] Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of each class of shares of each other series of the Acquired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated on Appendix 2.

     Shareholder Communications Corporation ("SCC") has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[   ]. As the Meeting
date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at
1-800-[   ]. Any proxy given by a shareholder is revocable until voted at the
Meeting.

     Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By Order of the Board,



/s/ Philip J. Collora
Philip J. Collora
Secretary

                       INDEX OF EXHIBITS AND APPENDICES


EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION......................

EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER U.S. GOVERNMENT SECURITIES
            FUND'S PERFORMANCE................................................

APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS.................................

APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES..................................

                                   EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [   ] day of [    ], 2001, by and among Kemper U.S. Government Securities
Fund (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper U.S. Government Securities Fund (the "Acquiring Fund"), the only active series of the Acquiring Trust, Kemper Portfolios (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper U.S. Mortgage Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Scudder Kemper Investments, Inc. ("Scudder Kemper"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (without par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

     2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3. The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be May 28, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired

Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of the Acquired Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired

Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

          (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result
(i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since September 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The
Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

          (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2000, have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2001.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Wilkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

     5.14. At or immediately prior to the Closing, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

            (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

               The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

      6.5. The Acquiring Fund shall have entered into an administrative services agreement with Scudder Kemper in a form reasonably satisfactory to the Acquired Fund.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

      7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

               (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

               The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

      7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.


 9.   INDEMNIFICATION

      9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

 10.  FEES AND EXPENSES

      10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $[ ] for the Acquiring Fund and $[ ] for the Acquired Fund (approximately $[ ] and $[ ] per share, respectively, based on [ ], 200[ ] net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

 11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2.    Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

 12.  TERMINATION

      12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [ ], 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

 13.  AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

 14.   NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

 15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

       15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: KEMPER U.S. GOVERNMENT SECURITIES FUND on behalf of Kemper U.S. Government Securities Fund

_________________________
Secretary
                                    _________________________________
                                    By:______________________________
                                    Its:_____________________________


Attest:                             KEMPER PORTFOLIOS
                                    on behalf of Kemper U.S. Mortgage Fund
_________________________
Secretary
                                    _________________________________
                                    By:______________________________
                                    Its:_____________________________



AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

_______________________________
By:____________________________
Its:___________________________

                                   EXHIBIT B

Management's Discussion of Kemper U.S. Government Securities Fund's Performance

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, HAVING JOINED THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. GOVERNMENT SECURITIES FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

THIS PAST YEAR WAS MARKED BY EXCEPTIONAL VOLATILITY IN INTEREST RATES. SHORT-TERM RATES ROSE AS THE FEDERAL RESERVE TIGHTENED CREDIT TO REDUCE FUTURE INFLATION, WHILE LONG-TERM RATES FELL IN RESPONSE TO THE TREASURY'S DEBT BUYBACK PROGRAM. BELOW, THE FUND'S PORTFOLIO MANAGERS DISCUSS KEMPER U.S. GOVERNMENT SECURITIES FUND'S POSITIONING DURING THIS PERIOD AND GIVE THEIR VIEWS ON THE YEAR AHEAD.

Q     HOW DID THE GOVERNMENT BOND MARKET BEHAVE BETWEEN OCTOBER 1999 AND OCTOBER
2000?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to 6.50 percent. However, between October 31, 1999, and October 31, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. By October 31, 2000, three-month Treasury bills yielded 6.38 percent, some 62 basis points more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of mortgage securities. Crude oil prices soared past $35 a barrel. Overall consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high heating oil prices and natural gas shortages.

[LINE GRAPH]

                                                                          10/31/99                           10/31/00
                                                                          --------                           --------
3-month                                                                     5.08                               6.38
6-month                                                                     5.27                               6.35
1-year                                                                      5.41                               6.16
2-year                                                                      5.78                               5.92
5-year                                                                      5.94                               5.81
10-year                                                                     6.02                               5.76
30-year                                                                     6.16                               5.79

Source: Bloomberg Business News.

Q     HOW DID KEMPER U.S. GOVERNMENT SECURITIES FUND PERFORM IN THIS
ENVIRONMENT?

A Kemper U.S. Government Securities Fund's total return of 6.44 percent (for Class A shares, unadjusted for sales charge) was less than the average return of comparable mutual funds investing in government and mortgage securities for the 12-month period ended October 31, 2000. The unmanaged Lehman Brothers GNMA index rose 7.87 percent for the period, while the average fund rose 6.79 percent. The unmanaged Salomon Smith Barney 30-Year GNMA index rose 7.80 percent.

  This past winter, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Fannie Mae
(FNMA) and Freddie Mac (FHLMC) securities. Some bond investors also grew concerned about the regulatory environment

PERFORMANCE UPDATE

for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. In general, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Mae) outperformed FNMA securities and other forms of mortgage debt between October and March.

  The fund's positioning of a majority of its portfolio in GNMA securities (see Portfolio Composition) helped its performance during the first half of fiscal year 2000. During the second half, however, FNMA and FHLMC bonds outperformed GNMAs as legal uncertainties abated, and the fund underperformed its peers for the six months ended October 31, 2000. Our goal is to be in the top 25 percent of government securities funds over the long term. The fund's returns placed it in the top half of its peer group for the three years ended October 31, 2000. We realize we have further to go, and we are closely monitoring our positioning and refining our long-term strategy in an effort to improve our results.

Q     IN WHAT TYPES OF SECURITIES DID THE FUND INVEST?

A     Within the mortgage market, we attempted to avoid exposing the fund to adverse risks. Mortgage securities generally did well this past fiscal year because of their superior income characteristics and because relatively few home owners refinanced their properties. Overall, mortgage securities were attractive to risk-sensitive, income-oriented investors this past year. Income potential rose sharply, and price volatility was less than long-term Treasuries.

  To identify securities with the highest potential returns, we undertake an extensive analysis of the prepayment expectations -- the rate at which home owners may pay off their mortgages early or refinance mortgages to take advantage of lower interest rates. We try to manage the fund's exposure to prepayment risk by analyzing refinancing possibilities. This includes adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. We also invest in Treasury securities, which have lower yields but tend to provide better performance when interest rates are declining.

Q     THE FEDERAL RESERVE HASN'T RAISED INTEREST RATES SINCE MAY. WHAT IMPACT
HAS THIS HAD ON THE MARKETS?

A     First, the yield curve has steepened, with short-term interest rates declining more than long-term rates, which may indicate some investor concern about long-term trends in inflation or government spending. Second, the spreads (the difference in interest rates) between 10-year Treasuries and comparable-maturity GNMA securities have narrowed. Compare this with the first half of the fiscal year, when yield spreads were somewhat volatile, ranging from 120 to 180 basis points (1.2 to 1.8 percentage points). In the second half, the trading range was narrower, with GNMAs yielding from 160 to 180 basis points (1.6 to 1.8 percentage points) more than Treasuries. In July, short- and intermediate-term securities began outperforming long-term securities, partly reversing the strong performance we had been getting from longer-term bonds.

  We've positioned the fund in intermediate-term securities to maximize income potential, while at the same time being mindful that spreads between Treasuries and mortgages could again be more volatile in the months ahead.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT TOTAL RETURN FROM BONDS?

A
      Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. (Operating expenses also have an effect on mutual fund net asset values.) We think a period of stable interest rates would be beneficial for the fund. Typically, mortgages outperform Treasuries in a stable rate environment because investors are more willing to assume some risk in exchange for higher yield. We believe the fund's mortgage position can serve us well in such an environment.

Q     WHAT'S YOUR OVERALL OUTLOOK FOR THE YEAR AHEAD?

A     While it appears that the Federal Reserve has tamed inflation for the moment and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates, particularly energy, national fiscal policy and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk. However, we are encouraged by other strong trends in the economy that have been supportive of low inflation, particularly high productivity levels. In addition, as a result of tax

PERFORMANCE UPDATE

increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000, which may enable it to pay off some of the nation's debt. When Washington borrows less and repays debt, it frees up resources that generally can be put to more productive use in the private sector.

  At the start of the fund's fiscal year, 10-year Treasuries yielded 6.02 percent, 94 basis points higher than three-month Treasury bills (5.08 percent). By October 31, 2000, the yield curve had completely inverted, so that three-month Treasury bills yielded more than any other segment of the curve. While the Treasury's buyback program should support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period.

  If interest rates fall modestly, we believe that Kemper U.S. Government Securities Fund may be in a strong position to benefit. We are comfortable with a positioning that can allow us to provide an attractive level of income consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of a lower-quality bond portfolio or an equity portfolio, we think the fund can be an attractive alternative.

Fannie Mae Mortgage Commitment Rates
(60-day, 30-year fixed loans) October 31, 1990, to October 31, 2000

[LINE GRAPH]

                                                                     FNMA COMMITMENT 30 YR 60 DAY
                                                                     ----------------------------
10/31/90                                                                         10.13
                                                                                  9.83
                                                                                  9.69
                                                                                  9.47
                                                                                  9.42
                                                                                  9.50
                                                                                  9.38
                                                                                  9.37
                                                                                  9.55
                                                                                  9.34
                                                                                  9.06
                                                                                  8.73
                                                                                  8.57
                                                                                  8.62
                                                                                  7.98
                                                                                  8.68
                                                                                  8.60
                                                                                  8.89
                                                                                  8.75
5/31/92                                                                           8.49
                                                                                  8.27
                                                                                  7.97
                                                                                  7.81
                                                                                  7.72
                                                                                  8.22
                                                                                  8.29
                                                                                  8.06
                                                                                  7.68
                                                                                  7.38
                                                                                  7.32
                                                                                  7.31
5/31/93                                                                           7.36
                                                                                  7.06
                                                                                  7.06
                                                                                  6.75
                                                                                  6.80
                                                                                  6.79
                                                                                  7.13
                                                                                  7.10
                                                                                  6.88
                                                                                  7.41
                                                                                  8.28
                                                                                  8.53
5/31/94                                                                           8.63
                                                                                  8.66
                                                                                  8.55
                                                                                  8.57
                                                                                  8.91
                                                                                  9.06
                                                                                  9.34
                                                                                  9.36
                                                                                  9.07
                                                                                  8.65
                                                                                  8.77
                                                                                  8.52
5/31/95                                                                           7.87
                                                                                  7.86
                                                                                  8.03
                                                                                  7.93
                                                                                  7.85
                                                                                  7.65
                                                                                  7.46
                                                                                  7.20
                                                                                  7.21
                                                                                  7.65
                                                                                  8.00
                                                                                  8.24
5/31/96                                                                           8.35
                                                                                  8.29
                                                                                  8.37
                                                                                  8.34
                                                                                  8.17
                                                                                  7.87
                                                                                  7.63
                                                                                  7.82
                                                                                  7.97
                                                                                  8.00
                                                                                  8.30
                                                                                  8.19
5/31/97                                                                           8.04
                                                                                  7.82
                                                                                  7.44
                                                                                  7.70
                                                                                  7.49
                                                                                  7.34
                                                                                  7.32
                                                                                  7.22
                                                                                  7.03
                                                                                  7.16
                                                                                  7.16
                                                                                  7.16
5/31/98                                                                           7.01
                                                                                  7.03
                                                                                  7.01
                                                                                  6.81
                                                                                  6.48
                                                                                  6.65
                                                                                  6.71
                                                                                  6.71
                                                                                  6.70
                                                                                  7.08
                                                                                  7.03
                                                                                  6.99
5/31/99                                                                           7.39
                                                                                  7.78
                                                                                  7.92
                                                                                  8.08
                                                                                  7.87
                                                                                  7.87
                                                                                  7.99
                                                                                  8.13
                                                                                  8.50
                                                                                  8.38
                                                                                  8.37
                                                                                  8.53
                                                                                  8.68
                                                                                  8.28
                                                                                  8.32
                                                                                  8.16
                                                                                  7.95
10/31/00                                                                          7.94

Source: Bloomberg Business News. This chart shows the average loan rate a home buyer could have expected to pay for a 30-year-term, fixed-rate loan for a home purchase within 60 days.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                          1-YEAR   5-YEAR   10-YEAR         LIFE OF FUND
--------------------------------------------------------------------------------------------------
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS A                           1.71%    4.86%    6.82%    8.43% (since 10/1/79)
 ..................................................................................................
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS B                           2.55     4.72      n/a     5.75  (since 5/31/94)
 ..................................................................................................
    KEMPER U.S. GOVERNMENT SECURITIES
    FUND CLASS C                           5.50     4.91      n/a     5.82  (since 5/31/94)
 ..................................................................................................

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 1/31/80 to 10/31/00
[LINE GRAPH]

                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS A1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
1/31/80                                                  9553.00                    10000.00                    10000.00
                                                         9817.00                    10544.00                    11093.00
                                                         9871.00                    10669.00                    12082.00
                                                        12687.00                    15076.00                    12545.00
                                                        13817.00                    16716.00                    13021.00
                                                        15509.00                    19345.00                    13535.00
12/31/85                                                18868.00                    24303.00                    14049.00
                                                        21932.00                    27576.00                    14203.00
                                                        22520.00                    28696.00                    14833.00
                                                        23949.00                    31233.00                    15488.00
                                                        27301.00                    36003.00                    16208.00
                                                        29943.00                    39938.00                    17198.00
                                                        35109.00                    46211.00                    17725.00
12/31/92                                                36727.00                    49639.00                    18239.00
                                                        39043.00                    53091.00                    18740.00
                                                        37846.00                    52331.00                    19242.00
                                                        44800.00                    61289.00                    19730.00
                                                        46068.00                    64655.00                    20386.00
                                                        50230.00                    70816.00                    20733.00
                                                        53763.00                    75769.00                    21067.00
                                                        53925.00                    77037.00                    21632.00
10/31/00                                                57657.00                    83294.00                    22344.00

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS B1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9936.00                     9966.00                    10034.00
                                                         9934.00                    10042.00                    10129.00
                                                         9904.00                    10107.00                    10149.00
                                                        10395.00                    10641.00                    10264.00
                                                        10989.00                    11203.00                    10339.00
                                                        11165.00                    11442.00                    10386.00
                                                        11629.00                    11837.00                    10407.00
3/31/96                                                 11373.00                    11787.00                    10556.00
                                                        11345.00                    11869.00                    10624.00
                                                        11570.00                    12122.00                    10698.00
                                                        11831.00                    12487.00                    10753.00
                                                        11820.00                    12499.00                    10847.00
                                                        12208.00                    12973.00                    10868.00
                                                        12532.00                    13356.00                    10929.00
                                                        12795.00                    13677.00                    10936.00
                                                        12965.00                    13904.00                    10997.00
                                                        13172.00                    14143.00                    11051.00
9/30/98                                                 13550.00                    14513.00                    11092.00
                                                        13566.00                    14633.00                    11112.00
                                                        13576.00                    14778.00                    11186.00
                                                        13449.00                    14712.00                    11268.00
                                                        13517.00                    14844.00                    11383.00
                                                        13488.00                    14878.00                    11410.00
                                                        13691.00                    15109.00                    11607.00
                                                        13912.00                    15461.00                    11688.00
                                                        14254.00                    15963.00                    11776.00
10/31/00                                                14320.00                    16086.00                    11786.00

KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/00
[LINE GRAPH]

                                                 KEMPER U.S. GOVERNMENT      SALOMON BROTHERS 30-YR        U.S. CONSUMER PRICE
                                                SECURITIES FUND CLASS C1         MORTGAGE INDEX+                 INDEX++
                                                ------------------------     ----------------------        -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9948.00                     9966.00                    10034.00
                                                         9948.00                    10042.00                    10129.00
                                                         9931.00                    10107.00                    10149.00
                                                        10423.00                    10641.00                    10264.00
                                                        11018.00                    11203.00                    10339.00
                                                        11195.00                    11442.00                    10386.00
                                                        11662.00                    11837.00                    10407.00
3/31/96                                                 11407.00                    11787.00                    10556.00
                                                        11367.00                    11869.00                    10624.00
                                                        11592.00                    12122.00                    10698.00
                                                        11869.00                    12487.00                    10753.00
                                                        11844.00                    12499.00                    10847.00
                                                        12234.00                    12973.00                    10868.00
                                                        12573.00                    13356.00                    10929.00
                                                        12837.00                    13677.00                    10936.00
                                                        12993.00                    13904.00                    10997.00
                                                        13201.00                    14143.00                    11051.00
9/30/98                                                 13593.00                    14513.00                    11092.00
                                                        13610.00                    14633.00                    11112.00
                                                        13636.00                    14778.00                    11186.00
                                                        13511.00                    14712.00                    11268.00
                                                        13583.00                    14844.00                    11383.00
                                                        13541.00                    14878.00                    11410.00
                                                        13763.00                    15109.00                    11607.00
                                                        13989.00                    15461.00                    11688.00
                                                        14335.00                    15963.00                    11776.00
10/31/00                                                14385.00                    16086.00                    11786.00

  PERFORMANCE IS HISTORICAL AND INCLUDES
  REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAINS. INVESTMENT RETURN AND PRINCIPAL
  VALUE WILL FLUCTUATE WITH CHANGING
  MARKET CONDITIONS, SO THAT WHEN
  REDEEMED, SHARES MAY BE WORTH MORE OR
  LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A CDSC OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARE AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER U.S. GOVERNMENT
    SECURITIES FUND CLASS A SHARE
    PERFORMANCE WITH THE SALOMON
    BROTHERS 30-YEAR GNMA INDEX, YOU
    SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE APPLICABLE
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE SALOMON BROTHERS 30-YEAR GNMA
  INDEX IS UNMANAGED, IS ON A TOTAL
  RETURN BASIS WITH ALL DIVIDENDS
  REINVESTED, AND COMPRISES GNMA 30-YEAR
  PASS-THROUGHS OF SINGLE-FAMILY AND
  GRADUATED-PAYMENT MORTGAGES. IN ORDER
  FOR A GNMA COUPON TO BE INCLUDED IN
  THE INDEX, IT MUST HAVE AT LEAST $200
  MILLION OF OUTSTANDING COUPON PRODUCT.
  SOURCE: WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

     The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of December 31, 2000. [Each nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the outstanding shares of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]

[To be provided]

                                  APPENDIX 2


                       Beneficial Owners of Fund Shares

     This Proxy Statement/Prospectus is accompanied by Kemper U.S. Government Securities Fund's prospectus dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on October 13, 2000 (File No. 811-02719), and is incorporated by reference herein.

     Kemper U.S. Mortgage Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-03440), is incorporated by reference herein.

     Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-02719), is incorporated by reference herein.

                                    PART B

                    KEMPER U.S. GOVERNMENT SECURITIES FUND

                ----------------------------------------------

                     Statement of Additional Information
                          March [_], 2001

                ----------------------------------------------

Acquisition of the Assets of                 By and in Exchange for Shares of
Kemper U.S. Mortgage Fund, a series of       Kemper U.S. Government Securities
Kemper Portfolios                              Fund (the "Acquiring Trust")
222 South Riverside Plaza                    222 South Riverside Plaza
Chicago, IL 60606                            Chicago, IL 60606


     This Statement of Additional Information is available to the shareholders of Kemper U.S. Mortgage Fund in connection with a proposed transaction whereby Kemper U.S. Government Securities Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper U.S. Mortgage Fund in exchange for shares of the Kemper U.S. Government Securities Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper U.S. Government Securities Fund's statement of additional information dated January 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on October 13, 2000 (File No. 811-02719) and is incorporated by reference herein.

2. Kemper U.S. Government Securities Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 21, 2000 (File No. 811-02719) and is incorporated by reference herein.

3. Kemper U.S. Mortgage Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-03440) and is incorporated by reference herein.

4. Kemper U.S. Mortgage Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on October 13, 2000 (File No. 811-03440) and is incorporated by reference herein.

5. Kemper U.S. Mortgage Fund's annual report to shareholders for the fiscal year ended September 30, 2000, which was previously filed with the Commission via EDGAR on December 1, 2000 (File No. 811-03440) and is incorporated by reference herein.

6. The financial statements and schedules of Kemper U.S. Government Securities Fund and Kemper U.S. Mortgage Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March [ ], 2001 relating to the Reorganization may be obtained by writing Kemper U.S. Mortgage Fund at 222 South Riverside
Drive, Chicago, IL 60606 or by calling [     ] at 1-800-[   ]. This Statement of
Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

Pro Forma
Portfolio of Investments
as of September 30, 2000 (Unaudited)

                                                                                            Kemper U.S.    Kemper U.S.    Pro Forma
                                                                                            Government      Mortgage      Combined
                                                                                            Securities      Par/Share     Par/Share
                                                                                          Share Amount ($)   Amount        Amount
                                                                                        --------------------------------------------
Repurchase Agreements .1%
-------------------------
     Repurchase Agreement with State Street                                                   3,994,000      2,335,000    6,329,000
     Bank, 6.48%, 10/02/2000

Total Repurchase Agreements (Cost of $3,994,000, $2,335,000, and $6,329,000 respectively)

Short Term Investments 1.7%
---------------------------

     Morgan Stanley Government, 6.60%, 10/02/2000
     TRP Bear Stearns Government, 6.68%, 10/02/2000                                          20,000,000     20,000,000   40,000,000

Total Short Term Investments (Cost of $20,000,000, $50,000,000, and
 $70,000,000 respectively)

U.S. Treasury Obligations 6.4%
------------------------------

     U.S. Treasury Bond, 8.00%, 11/15/2021                                                   76,100,000     36,550,000  112,650,000
     U.S. Treasury Bond, 12.50%, 08/15/2014                                                  50,600,000     33,300,000   83,900,000
     U.S. Treasury Bond, 8.125%, 05/15/2021                                                                  8,100,000    8,100,000
Total U.S. Treasury Obligations (Cost of $169,132,487, $105,384,839, and
 $274,517,326 respectively)

Government National Mortgage Association 76.8%
----------------------------------------------

     Government National Mortgage Association Pass-thru, 6.50%, 01/15/2024                   77,857,782     65,038,968  142,896,750
     Government National Mortgage Association Pass-thru, 6.00%, 01/20/2029                   51,012,627     22,667,556   73,680,183
     Government National Mortgage Association Pass-thru, 6.50%, 06/15/2028                    2,981,762                   2,981,762
     Government National Mortgage Association Pass-thru, 6.50%, 11/15/2028                    1,515,284        509,560    2,024,844
     Government National Mortgage Association Pass-thru, 6.50%, 01/01/2030                  472,933,041    214,372,223  687,305,264
     Government National Mortgage Association Pass-thru, 7.00%, 06/15/2029                  629,661,262                 629,661,262
     Government National Mortgage Association Pass-thru, 7.00%, 12/15/2029                                 216,470,177  216,470,177
     Government National Mortgage Accosiation Pass-thru, 7.50%, 02/15/2023                      107,116
     Government National Mortgage Association Pass-thru, 7.50%, 10/01/2029                   57,838,240      4,609,901   62,448,141
     Government National Mortgage Association Pass-thru, 7.50%, 07/15/2029                  449,860,619     88,365,523  538,226,142
     Government National Mortgage Association Pass-thru, 8.00%, 07/15/2023                    3,050,721      4,053,390    7,104,111
     Government National Mortgage Association Pass-thru, 8.00%, 12/01/2029                  385,780,965     52,333,636  438,114,601
     Government National Mortgage Association Pass-thru, 8.50%, 12/15/2029                   90,404,840     40,043,062  130,447,902
     Government National Mortgage Association Pass-thru, 9.00%, 02/01/2030                  156,153,882     93,352,805  249,506,687
     Government National Mortgage Association Pass-thru, 9.50%, 05/15/2027                   18,626,617     18,626,617
     Government National Mortgage Association Pass-thru, 9.50%, 12/15/2022                                  13,942,302   13,942,302
     Government National Mortgage Association Pass-thru, 10.00%, 08/15/2022                  17,760,018                  17,760,018
     Government National Mortgage Association Pass-thru, 10.00%, 08/15/2019                                  1,570,246    1,570,246
     Government National Mortgage Association Pass-thru, 10.50%, 12/15/2017                   7,166,622      2,059,011    9,225,633
     Government National Mortgage Association Pass-thru, 11.00%, 04/20/2019                                     84,975       84,975

Total Government National Mortgage Association (Cost of $2,403,148,717,
 $802,734,112 and $3,205,882,829 respectively)

Federal Home Loan Mortgage Corp 4%
----------------------------------

     Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 07/01/2029                          301,850      301,850
     Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 05/01/2029           189,149                     189,149
     Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 12/01/2028         1,050,000                   1,050,000
     Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 05/01/2029                       89,806,495   89,806,495
     Federal Home Loan Mortgage Corp., 8.00%, with various maturities thru 06/01/2030                       63,000,996   63,000,996
     Federal Home Loan Mortgage Corp., 7.50%, with various matutiries thru 09/01/2029         1,510,648      2,799,627    4,310,275
     Federal Home Loan Mortgage Corp., 8.50%, with various matutiries thru 06/01/2030           163,502        198,738      362,240
     Federal Home Loan Mortgage Corp., 9.50%, with various maturities thru 10/01/2020                        9,667,141    9,667,141

Total Federal Home Loan Mortgage Corp. (Cost of $2,861,190, $165,259,735, and
 $168,120,925 respectively)

Federal National Mortgage Association 11%
-----------------------------------------

     Federal National Mortgage Association, 0.00%, with various maturities thru 05/01/2017       23,115
     Federal National Mortgage Association, 5.50%, with various maturities thru 12/01/2028      666,642        585,408
     Federal National Mortgage Association, 8.00%, with various maturities thru 06/01/2024    2,439,807
     Federal National Mortgage Association, 8.00%, with various maturities thru 08/01/2024                   2,741,631
     Federal National Mortgage Association, 11.50%, with various maturities thru 05/01/2018                    178,696
     Federal National Mortgage Association, 6.00%, with various maturities thru 07/01/2029                  51,322,528
     Federal National Mortgage Association, 6.50%, with various maturities thru 09/01/2029      269,318     70,699,769
     Federal National Mortgage Association, 7.00%, with various maturities thru 08/01/2029                  16,245,351
     Federal National Mortgage Association, 7.00%, with various maturities thru 03/01/2015      138,194     75,094,111
     Federal National Mortgage Association, 7.50%, with various maturities thru 01/01/2029    1,052,885    208,198,223
     Federal National Mortgage Association, 8.50%, with various maturities thru 07/01/2030   15,500,007      1,900,001
     Federal National Mortgage Association, 9.00%, with various maturities thru 03/01/2030      149,909      1,573,700
     Federal National Mortgage Association, 9.5%, with various maturities thru 10/01/2020    13,911,253

Total Federal National Mortgage Association (Cost of $35,400,516, $415,549,136 and
 $450,949,652 respectively)

                                                                                      Kemper U.S.       Kemper U.S.      Pro Forma
                                                                                      Government         Mortgage        Combined
                                                                                      Securities          Market          Market
                                                                                    Market Value ($)     Value ($)       Value ($)
                                                                                    -----------------------------------------------
Repurchase Agreements .1%
-------------------------
 Repurchase Agreement with State Street                                                    3,994,000       2,335,000      6,329,000
 Bank, 6.48%, 10/02/2000
                                                                                      ---------------------------------------------
Total Repurchase Agreements (Cost of $3,994,000, $2,335,000, and $6,329,000
 respectively)                                                                             3,994,000       2,335,000      6,329,000
                                                                                      ---------------------------------------------
Short Term Investments 1.7%
---------------------------

 Morgan Stanley Government, 6.60%, 10/02/2000                                                             30,000,000     30,000,000
 TRP Bear Stearns Government, 6.68%, 10/02/2000                                           20,000,000      20,000,000     40,000,000
                                                                                      ---------------------------------------------
Total Short Term Investments (Cost of $20,000,000, $50,000,000, and
 $70,000,000 respectively)                                                                20,000,000      50,000,000     70,000,000
                                                                                      ---------------------------------------------
U.S. Treasury Obligations 6.4%
------------------------------

 U.S. Treasury Bond, 8.00%, 11/15/2021                                                    92,937,125      44,636,688    137,573,813
 U.S. Treasury Bond, 12.50%, 08/15/2014                                                   72,429,346      47,665,953    120,095,299
 U.S. Treasury Bond, 8.125%, 05/15/2021                                                                    9,985,761      9,985,761
                                                                                      ---------------------------------------------
Total U.S. Treasury Obligations (Cost of $169,132,487, $105,384,839, and
 $274,517,326 respectively)                                                              165,366,471     102,288,402    267,654,873
                                                                                      ---------------------------------------------
Government National Mortgage Association 76.8%
----------------------------------------------

 Government National Mortgage Association Pass-thru, 6.50%, 01/15/2024                    75,376,065      62,965,851    138,341,916
 Government National Mortgage Association Pass-thru, 6.00%, 01/20/2029                    47,733,959      21,212,000     68,945,959
 Government National Mortgage Association Pass-thru, 6.50%, 06/15/2028                     2,873,673                      2,873,673
 Government National Mortgage Association Pass-thru, 6.50%, 11/15/2028                     1,460,355         491,088      1,951,443
 Government National Mortgage Association Pass-thru, 6.50%, 01/01/2030                   456,044,599     206,729,933    662,774,532
 Government National Mortgage Association Pass-thru, 7.00%, 06/15/2029                   620,854,127                    620,854,127
 Government National Mortgage Association Pass-thru, 7.00%, 12/15/2029                                   213,567,226    213,567,226
 Government National Mortgage Accosiation Pass-thru, 7.50%, 02/15/2023                       107,886
 Government National Mortgage Association Pass-thru, 7.50%, 10/01/2029                    57,729,793       4,601,257     62,331,050
 Government National Mortgage Association Pass-thru, 7.50%, 07/15/2029                   452,323,387      88,979,425    541,302,812
 Government National Mortgage Association Pass-thru, 8.00%, 07/15/2023                     3,117,456       4,142,057      7,259,513
 Government National Mortgage Association Pass-thru, 8.00%, 12/01/2029                   393,226,477      53,463,201    446,689,678
 Government National Mortgage Association Pass-thru, 8.50%, 12/15/2029                    92,961,632      41,164,214    134,125,846
 Government National Mortgage Association Pass-thru, 9.00%, 02/01/2030                   161,848,510      96,759,304    258,607,814
 Government National Mortgage Association Pass-thru, 9.50%, 05/15/2027                    19,435,711                     19,435,711
 Government National Mortgage Association Pass-thru, 9.50%, 12/15/2022                                    14,547,921     14,547,921
 Government National Mortgage Association Pass-thru, 10.00%, 08/15/2022                   19,552,670                     19,552,670
 Government National Mortgage Association Pass-thru, 10.00%, 08/15/2019                                    1,728,743      1,728,743
 Government National Mortgage Association Pass-thru, 10.50%, 12/15/2017                    8,001,982       2,299,003     10,300,985
 Government National Mortgage Association Pass-thru, 11.00%, 04/20/2019                                       93,419         93,419
                                                                                      ---------------------------------------------
Total Government National Mortgage Association (Cost of $2,403,148,717,
 $802,734,112 and $3,205,882,829 respectively)                                         2,412,648,282     812,744,642  3,225,392,924
                                                                                      ---------------------------------------------
Federal Home Loan Mortgage Corp 4%
----------------------------------

 Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 07/01/2029                            289,964        289,964
 Federal Home Loan Mortgage Corp., 6.50%, with various maturities thru 05/01/2029            181,879                        181,879
 Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 12/01/2028          1,031,461                      1,031,461
 Federal Home Loan Mortgage Corp., 7.00%, with various maturities thru 05/01/2029                         88,822,701     88,822,701
 Federal Home Loan Mortgage Corp., 8.00%, with various maturities thru 06/01/2030                         63,906,535     63,906,535
 Federal Home Loan Mortgage Corp., 7.50%, with various matutiries thru 09/01/2029          1,509,232       2,797,002      4,306,234
 Federal Home Loan Mortgage Corp., 8.50%, with various matutiries thru 06/01/2030            167,666         203,830        371,496
 Federal Home Loan Mortgage Corp., 9.50%, with various maturities thru 10/01/2020                         10,298,526     10,298,526
                                                                                      ---------------------------------------------
Total Federal Home Loan Mortgage Corp. (Cost of $2,861,190, $165,259,735, and
 $168,120,925 respectively)                                                                2,890,238     166,318,558    169,208,796
                                                                                      ---------------------------------------------
Federal National Mortgage Association 11%
-----------------------------------------

 Federal National Mortgage Association, 0.00%, with various maturities thru 05/01/2017        16,462                         16,462
 Federal National Mortgage Association, 5.50%, with various maturities thru 12/01/2028       601,124         527,873      1,128,997
 Federal National Mortgage Association, 8.00%, with various maturities thru 06/01/2024     2,485,145                      2,485,145
 Federal National Mortgage Association, 8.00%, with various maturities thru 08/01/2024                     2,788,252      2,788,252
 Federal National Mortgage Association, 11.50%, with various maturities thru 05/01/2018                      200,140        200,140
 Federal National Mortgage Association, 6.00%, with various maturities thru 07/01/2029                    48,000,715     48,000,715
 Federal National Mortgage Association, 6.50%, with various maturities thru 09/01/2029       258,503      67,860,735     68,119,238
 Federal National Mortgage Association, 7.00%, with various maturities thru 08/01/2029                    15,912,829     15,912,829
 Federal National Mortgage Association, 7.00%, with various maturities thru 03/01/2015       137,438      74,683,444     74,820,882
 Federal National Mortgage Association, 7.50%, with various maturities thru 01/01/2029     1,050,582     209,016,638    210,067,220
 Federal National Mortgage Association, 8.50%, with various maturities thru 07/01/2030    15,860,868       1,944,236     17,805,104
 Federal National Mortgage Association, 9.00%, with various maturities thru 03/01/2030       154,406       1,620,994      1,775,400
 Federal National Mortgage Association, 9.5%, with various maturities thru 10/01/2020     14,819,822                     14,819,822

Total Federal National Mortgage Association (Cost of $35,400,516, $415,549,136 and    ---------------------------------------------
 $450,949,652 respectively)                                                               35,384,350    422,555,856     457,940,206
                                                                                      ---------------------------------------------

                                                                                      ---------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $2,634,536,910, $1,541,262,823, and
 $4,175,799,732 respectively)                                                         $2,640,283,341 $1,556,242,458  $4,196,525,799
                                                                                      =============================================

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)


                                   Kemper US Gov't           Kemper US            Pro Forma             Pro Forma
                                   Securities Fund         Mortgage Fund         Adjustments            Combined
                                  -----------------       ----------------      -------------       ----------------
Investments, at value               $ 2,640,283,341        $ 1,556,242,458                           $ 4,196,525,799
Cash                                        369,124                 22,308                           $       391,432
Other assets less liabilities           (66,460,173)           (83,970,174)    $          --  (2)    $  (150,430,347)
                                    ---------------        ---------------     -------------         ---------------
Total Net assets                    $ 2,574,192,292        $ 1,472,294,592                --         $ 4,046,486,884
                                    ===============        ===============     =============         ===============

Net Assets
Class A Shares                      $ 2,417,741,463        $ 1,404,854,786                           $ 3,822,596,249
Class B Shares                      $   118,154,286        $    64,343,296                           $   182,497,582
Class C Shares                      $    34,530,940        $     3,096,510                           $    37,627,450
Class I Shares                      $     3,765,603                                                  $     3,765,603
Share Outstanding                                                                                    $            --
Class A Shares                          289,737,753            209,192,265       (40,744,449)            458,185,569
Class B Shares                      $    14,180,274              9,558,502        (1,834,217)             21,904,559
Class C Shares                            4,130,643                460,995           (90,599)              4,501,039
Class I Shares                              451,186                                                          451,186
Net Asset Value per Share
Class A Shares                      $          8.34        $          6.72                           $          8.34
Class B Shares                      $          8.33        $          6.73                           $          8.33
Class C Shares                      $          8.36        $          6.72                           $          8.36
Class I Shares                      $          8.35                                                  $          8.35

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                Kemper US Gov't          Kemper US          Pro Forma            Pro Forma
                                                Securities Fund        Mortgage Fund       Adjustments           Combined
                                               -----------------      -------------------------------------------------------
Investment Income:
  Interest and dividend income                   $ 201,941,303            117,009,883    $         --         $ 318,951,186
                                               ----------------------------------------------------------------------------
            Total Investment Income                201,941,303            117,009,883                           318,951,186
  Expenses
     Management fees                                11,463,282              8,259,280      (1,885,444)(3)        17,837,118
     12B-1                                           7,222,525              4,515,761                            11,738,286
     Trustees Fees                                     152,524                 43,890              -- (4)           196,414
     All other expenses                              5,024,712              3,628,806       5,543,037 (5)        14,196,555
                                               ----------------------------------------------------------------------------
  Total expenses before reductions                  23,863,043             16,447,737       3,657,593            43,968,373
  Expense reductions                                        --               (136,412)        136,412                    --
                                               ----------------------------------------------------------------------------
  Expenses, net                                     23,863,043             16,311,325       3,794,005            43,968,373
                                               ----------------------------------------------------------------------------
Net investment income (loss)                       178,078,260            100,698,558      (3,794,005)          274,982,813
                                               ----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments        (45,926,245)           (40,385,538)             --           (86,311,783)

  Net unrealized appreciation (depreciation)
     of investments                                 30,644,659             27,869,005              --            58,513,664
                                               ----------------------------------------------------------------------------

Net increase in net assets from operations       $ 162,796,674           $ 88,182,025    $ (3,794,005)        $ 247,184,694
                                               ============================================================================

               Notes to Pro Forma Combining Financial Statements
                                  (Unaudited)
                              September 30, 2000


1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for Kemper US Government Securities Fund and Kemper US Mortgage Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $xxxxxx and $xxxxxx to be borne by Kemper US Government Securities Fund and Kemper US Mortgage Fund, respectively.

3. Represents reduction in management fees resulting from a new investment management agreement.

4.  Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

                          PART C.  OTHER INFORMATION

Item 15.  Indemnification.
--------  ----------------

               Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with
           Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.


Item 16.  Exhibits.
--------  ---------

     (1)  (a)(1)    Amended and Restated Agreement and Declaration of Trust.
                    (Incorporated by reference to Post-Effective Amendment No.
                    23 to the Registrant's Registration Statement on Form N-1A, as amended (the "Registration Statement") filed on November
                    30, 1995.)

          (a)(2) Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on November 30, 1995.)

          (a)(3) Amended and Restated Written Instrument Establishing and Designating Separate Classes of Shares dated March 9, 1996. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 1999.)

     (2) By-laws. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on November 30, 1995.)

     (3)            Inapplicable.

     (4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A.

     (5)            Inapplicable.

     (6)  (d)(1)    Revised Investment Management Agreement between the
                    Registrant and Scudder Kemper Investments, Inc., dated
                    September 7, 1998. (Incorporated by reference to Post-
                    Effective Amendment No. 28 to the Registration Statement filed on October 18, 1999.)

     (7)  (e)(1)    Underwriting and Distribution Services Agreement between the
                    Registrant and Kemper Distributors, Inc., dated September 7,
                    1998. (Incorporated by reference to Post-Effective Amendment
                    No. 27 to the Registration Statement filed on December 30,
                    1998.)

     (8)            Inapplicable.

     (9)  (g)(1)    Custodian Contract between Registrant and State Street Bank and Trust Company dated April 5, 1999. (Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement filed on October 18, 1999.)

     (10) (m)(1)    Amended and Restated 12b-1 Plan between the Registrant
                    (Class B shares) and Kemper Distributors, Inc., dated August
                    1, 1998. (Incorporated by reference to Post-Effective
                    Amendment No. 27 to the Registration Statement filed on
                    December 30, 1998.)

               (m)(2) Amended and Restated 12b-1 Plan between the Registrant (Class C shares) and Kemper Distributors, Inc., dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on December 30, 1998.)

          (11)           Opinion and Consent of Dechert is filed herewith.

          (12) Opinion and Consent of Wilkie, Farr & Gallagher to be filed by post-effective amendment.

          (13) (h)(1)    Agency Agreements. (Incorporated by reference to Post-
                         Effective Amendment No. 23 to the Registration
                         Statement filed on November 30, 1995.)

               (h)(2) Supplement to Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 30, 1997.)

               (h)(3) Administrative Service Agreement. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 30, 1997.)

               (h)(4) Fund Accounting Services Agreement between the Registrant and Scudder Fund Accounting Corp., dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on December 30, 1998.)

          (14)           Consents of Independent Auditors is filed herewith.

          (15)           Inapplicable.

          (16)           Powers of Attorney are filed herewith.

          (17)           Form of Proxy is filed herewith.


Item 17.  Undertakings.
--------  -------------

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Kemper U.S. Government Securities Fund has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of December, 2000.

                              KEMPER U.S. GOVERNMENT SECURITIES FUND

                              By: /s/ Mark S. Casady
                                  ------------------
                              Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                        TITLE                      DATE
         ---------                        -----                      ----

/s/ Mark S. Casady                      President              December 22, 2000
---------------------------
Mark S. Casady

/s/ John W. Ballantine  *                Trustee               December 22, 2000
-------------------------
John W. Ballantine

/s/ Lewis A. Burnham    *                Trustee               December 22, 2000
-------------------------
Lewis A. Burnham

/s/ Linda C. Coughlin   *                Trustee               December 22, 2000
-------------------------
Linda C. Coughlin

/s/ Donald L. Dunaway   *                Trustee               December 22, 2000
-------------------------
Donald L. Dunaway

/s/ Robert B. Hoffman   *                Trustee               December 22, 2000
-------------------------
Robert B. Hoffman

/s/ Donald R. Jones     *                Trustee               December 22, 2000
-------------------------
Donald R. Jones

/s/ Thomas W. Littauer  *                Trustee               December 22, 2000
-------------------------
Thomas W. Littauer

/s/ Shirley D. Peterson *                Trustee               December 22, 2000
-------------------------
Shirley D. Peterson

/s/ William P. Sommers  *                Trustee               December 22, 2000
-------------------------
William P. Sommers

/s/ John R. Hebble            Treasurer (Principal Financial   December 22, 2000
-------------------------        and Accounting Officer)
John R. Hebble


          *By: /s/ Caroline Pearson                    December 22, 2000
               ---------------------------
          Caroline Pearson, Attorney-in-fact


*Executed pursuant to powers of attorney filed herein as an exhibit to the Registrant's Registration Statement on Form N-14.

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   EXHIBITS

                                      TO

                                   FORM N-14

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                    KEMPER U.S. GOVERNMENT SECURITIES FUND

                    KEMPER U.S. GOVERNMENT SECURITIES FUND

                                 EXHIBIT INDEX


Exhibit 11          Opinion and Consent of Dechert

Exhibit 14          Consents of Independent Auditors

Exhibit 16          Powers of Attorney

Exhibit 17          Form of Proxy